UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2013

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Two of Kingsway Financial Services Inc.'s (the “Company”) principal insurance company subsidiaries, Mendota Insurance Company (“Mendota”) and Mendakota Insurance Company (“Mendakota”), are domiciled in Minnesota. These companies are currently under examination by the Minnesota Department of Commerce (“DOC”) for the period January 1, 2007 through December 31, 2011 as part of their regular five-year examination cycle. In a draft examination report delivered to the Company on May 23, 2013, the DOC has questioned the carrying value and admissibility, for statutory accounting purposes, of certain assets and liabilities at December 31, 2011. Mendota and Mendakota believe they have addressed the issues raised by the DOC and that none of the issues raised remains outstanding at the current time. However, the DOC may continue to take the position that adjustments must be made to the Mendota and Mendakota 2011 statutory financial statements. Moreover, the DOC could take the position that the actions taken by Mendota and Mendakota in 2012 did not adequately address the issues raised in the exam and that adjustments to the 2012 statutory financial statements are required to be made.

On May 30, 2013, the Company announced the terms of a proposed rights offering. The press release announcing the terms of the proposed rights offering is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
Exhibit Number	Exhibit Description
99.1	News Release Dated May 30, 2013 - Kingsway Announces Terms of Proposed Rights Offering

Forward Looking Statements

This Form 8-K includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward looking statements relate to future events or future performance, but reflect Kingsway management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward looking statements, including, without limitation, our potential inability to complete current or future acquisitions successfully, our inability to successfully implement our restructuring activities, and our inability to adequately estimate and provide for an appropriate level of reserving at our insurance company subsidiaries. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements, see Kingsway's securities filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

May 30, 2013	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	News Release Dated May 30, 2013 - Kingsway Announces Terms of Proposed Rights Offering